SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2019

ROCKY MOUNTAIN HIGH BRANDS, INC.

(Exact name of the registrant as specified in its charter)

Nevada	000-55609	90-0895673
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9101 LBJ Freeway, Suite 200; Dallas, TX	75243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-260-9062

______________________________________________________

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry Into A Material Definitive Agreement

Co-Packing Agreement with Optimus Fulfill, LLC

On January 22, 2019, we entered into a Co-Packing Agreement (the “Agreement”) with Optimus Fulfill LLC (“Optimus”), a Dallas, Texas firm in the business of producing, processing and packaging teas, juices, and other beverages. Under the Agreement, Optimus will mix, process, sample, test, pack, code, store, handle, and stage shipping for our beverage products to specifications. Optimus will produce our HEMP, Rocket High, California Black Tea and Lemonade, Rocky Mountain High, and Green Lotus lines of beverages. Payments to Optimus for product productions runs will be paid 50% upon our purchase order and 50% upon completion. Productions runs are to be scheduled on the 15th of each month, with a rolling 3 month production schedule to be provided with each monthly schedule. Fees to Optimus will be paid on a per-can basis as set forth in Agreement, with the fee per-can to be based on the size of each ordered production run.

The foregoing discussion is a summary of the material terms of the Agreement described herein. The Agreement contains additional terms, covenants and conditions and should be reviewed in its entirety for additional information.

Addendum to Master Manufacturer Agreement with CBD-Alimentos SA de CV

On January 23, 2019, we executed a Second Addendum (the “Addendum”) to our Master Manufacturer Agreement with CBD-Alimentos SA de CV (“CBD-Alimentos”). Under a Master Manufacturer Agreement dated December 4, 2017, we are the exclusive supplier of hemp-infused beverages to CBD-Alimentos in Mexico. Under the Addendum, our Master Manufacturer Agreement will be assigned from CBD-Alimentos to a related company, CBD Life S.A. DE C.V. (“CBD Life”) In addition, the Addendum calls for us to meet and confer with CBD Life before April 30, 2019 to discuss and determine CBD Life’s product purchase requirements for the remainder of 2019 and beyond.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Co-Packing Agreement with Optimus Fulfill, LLC
10.2	Second Addendum to Master Manufacturer Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

 ROCKY MOUNTAIN HIGH BRANDS, INC.

Date: January 24, 2019

By: /s/ Michael R. Welch

Michael R. Welch

President and Chief Executive Officer

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